Exhibit 10.4

FORM OF

iHEARTMEDIA, INC.

Non-Employee Director Non-Qualified Stock Option Award Agreement

This Non-Employee Director Non-Qualified Stock Option Award Agreement (this “Award Agreement”), dated as of             , 2019 (the “Effective Date”), evidences the grant of an Option pursuant to the provisions of the 2019 Incentive Equity Plan (the “Plan”) of iHeartMedia, Inc. (the “Company”) to the individual whose name appears below (“Participant”), covering the specific number of shares of Common Stock (the “Shares”) set forth below and on the following terms and conditions. Capitalized terms that are used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

1.	Name of Participant:

2.	Number of Shares subject to the Option:

3.	Exercise price per Share subject to the Option: $

4.	Date of grant of the Option:

5.	Term of Option: Option will terminate on March 15, 2020.

6.	Type of Option: Non-Qualified Stock Option

7.	Vesting:

a.	100% of the total number of Shares subject to the Option shall be vested and exercisable on the date of grant.

b.

Notwithstanding anything to the contrary contained herein, the Option shall not be exercisable, and shall be void and of no further force and effect, after the expiration of the Option term. Upon a termination of Participant’s service on the Board other than for Cause, Participant shall have until the earlier of (i) the expiration of the Option term and (ii) 90 days from the date of termination, in which to exercise the vested portion of Participant’s Option. In the event of a Participant’s termination of service for Cause, the Option shall automatically terminate on the date of such termination.

8.

If Participant wishes to exercise the Option, in whole or in part, Participant shall submit to the Company a notice of exercise, in the form attached hereto as Annex A or such other form as may hereinafter be designated by the Company (in its sole discretion), specifying the exercise date and the number of Shares to be purchased pursuant to such exercise. The exercise price may be satisfied through a “net exercise” as contemplated by the Plan; provided, the Participant may elect to forgo such “net exercise” procedure by making such election and remitting to the Company in a form satisfactory to the Company (in its sole discretion) the exercise price.

9.

Participant is solely liable for all income tax, social security tax, payroll tax and other tax-related withholding (“Tax-Related Items”), and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant or exercise of the Option or the subsequent sale of any Shares and (b) does not commit to structure the Option to reduce or eliminate Participant’s liability for Tax-Related Items.

10.

Participant hereby acknowledges receipt of a copy of the Plan attached hereto as Annex B as presently in effect. All of the terms and conditions of the Plan are incorporated herein by reference and the Option is subject to such terms and conditions in all respects. This Award Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede any prior written or oral agreements.

11.

Nothing in the Plan or this Award Agreement shall confer upon Participant any right to continue to provide services to the Company or any of its Subsidiaries or Affiliates, or interfere in any way with any right of the Company or any of its Subsidiaries or Affiliates to terminate such service at any time for any reason whatsoever (whether for Cause or without Cause) without liability to the Company or any of its Subsidiaries or Affiliates.

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IN WITNESS WHEREOF, the parties hereto have executed this Non-Employee Director Non-Qualified Stock Option Award Agreement as of the date first written above.

iHEARTMEDIA, INC.

Name:
Title:

PARTICIPANT

Name:

Attachments:	Annex A (Form of Exercise Notice)
Annex B (The Plan)

ANNEX A

2019 INCENTIVE EQUITY PLAN

OF

iHEARTMEDIA, INC.

Notice of Exercise of Stock Option

1.    Exercise of Option. Pursuant to the 2019 Incentive Equity Plan (the “Plan”) of iHeartMedia, Inc., a Delaware corporation (the “Company”), dated as of                      (the “Award Agreement ”), I hereby elect to exercise my Non-Qualified Stock Option (the “Option”) to the extent of                  shares of Common Stock of the Company (the “Shares”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Plan or the Award Agreement.

2.    Delivery of Payment. I hereby direct the Company to effectuate a “net exercise” (as contemplated by the Plan) to satisfy my obligations with respect to the purchase price of the Shares (the “Purchase Price”), determined by multiplying (a) the exercise price per Share as set forth in my Award Agreement, by (b) the number of Shares as to which I am exercising the Option. Notwithstanding the foregoing, by inserting an “X” in the following space (            ), I hereby agree to deliver to the Company payment in full payment of the Purchase Price, which payment shall be in the form of cash or other property reasonably acceptable to the Company. I confirm that I am solely responsible for all tax obligations that arise in connection with this exercise.

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Submitted by the Optionholder:

Date:	By:

Print Name:

Address:

Social Security No.

Received and Accepted by the Company:

iHeartMedia, Inc.

By:

Print Name:

Title:

Note: If the Option is being exercised on behalf of a deceased Participant, then this Notice must be signed by such Participant’s personal representative and must be accompanied by a certificate issued by an appropriate authority evidencing that the individual signing this Notice has been duly appointed and is currently serving as the Participant’s personal representative under applicable local law governing decedents’ estates.

ANNEX B

2019 INCENTIVE EQUITY PLAN

OF

iHEARTMEDIA, INC.